Filed with the U.S. Securities and Exchange Commission on January 28, 2025
Registration Nos. 033-21718
811-05549
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	52	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	53	[	X	]

(Check appropriate box or boxes.)
REYNOLDS FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)

(415) 265-7167
(Registrant’s Telephone Number, including Area Code)

Copy to:
Frederick L. Reynolds Reynolds Capital Management, LLC 125 East Harmon Avenue #102 Las Vegas, Nevada 89101	Peter D. Fetzer Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)
It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
X	on January 31, 2025 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on __________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on __________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box
[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A of Reynolds Funds, Inc. (the “Company”) is being filed to add the audited financial statements, certain related financial information for the fiscal year ended September 30, 2024, and other annual updating information for the Company’s series: the Reynolds Blue Chip Growth Fund.

P R O S P E C T U S	January 31, 2025

The Reynolds Blue Chip Growth Fund (the “Fund”), a portfolio of Reynolds Funds, Inc., is a no-load mutual fund that under normal market conditions emphasizes investments in “blue chip” growth companies. Since the Fund is no-load, you do not pay any commissions or deferred sales loads.
Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Fund invests and the services it offers to shareholders.
Included with this Prospectus you should receive an Annual Report (or Semi-Annual Report when appropriate) describing the holdings of the Fund. In addition, you can request an individual retirement account (IRA) kit or other retirement plan information that will have all the applications and forms needed to invest in the Fund through your IRA.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

www.reynoldsfunds.com c/o U.S. Bank Global Fund Services	(800) 773-9665 • 615 East Michigan Street	(800) 7REYNOLDS • Milwaukee, Wisconsin 53202

SUMMARY INFORMATION ABOUT THE FUND
Investment Objective
Reynolds Blue Chip Growth Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.12%
Other Expenses(1)	0.89%
Total Annual Fund Operating Expenses	2.01%
(1) Other Expenses includes Acquired Fund Fees and Expenses (”AFFE”) that did not exceed 0.01% of the Fund’s average net assets. AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed-end funds, or business development companies. The Total Annual Fund Operating Expenses does not correlate to the “Ratio of expenses to average net assets, net of reimbursement” or “Ratio of expenses to average net assets, before reimbursement” in the “Financial Highlights,” which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1

1 Year	3 Years	5 Years	10 Years
$204	$630	$1,083	$2,338
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 269% of the average value of its portfolio.
Principal Investment Strategies
The Fund under normal market conditions invests at least 80% of its net assets in the common stocks of “growth” companies that, in the view of the Fund’s investment adviser, are well-established in their industries and have a minimum market capitalization of at least $1 billion at the time of initial purchase (these companies are commonly referred to as “blue chip” companies). The Fund invests in securities of both domestic and foreign “blue chip” growth companies, in any industry, with the Fund’s investments in foreign companies generally being effected through American Depositary Receipts or “ADRs,” which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Although the Fund does not concentrate its investments in any industry, it may focus its investments from time to time on one or more economic sectors, including the information technology sector and the consumer discretionary sector.
The Fund’s investment adviser bases investment decisions on company-specific factors (bottom-up investment approach) and general economic conditions (top-down investment approach). When purchasing “blue chip” growth companies for the Fund, the Fund’s investment adviser looks for companies that have some or all of the following attributes:
•a presence in expanding industries
•a superior and pragmatic growth strategy
•proprietary products, processes or services
•a potential for above-average unit and earnings growth
In pursuing its investment objective, the Fund has the discretion to purchase some securities that do not meet its normal investment criteria. In particular, the Fund may invest in companies that are not now “blue chip” companies, but which the Fund’s investment adviser believes have the potential to become “blue chip” companies. These include:
•leading companies in smaller industries
•lesser known companies moving from a lower to a higher market share position within their industry group
The Fund’s investment adviser will generally sell a portfolio security when the investment adviser believes:
•the security has achieved its value potential
•changing fundamentals signal a deteriorating value potential
•other securities have a better performance potential
While this sell discipline may result in higher annual portfolio turnover rates for the Fund, it also causes the Fund to keep seeking better alternatives.
Principal Risks
Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:
•Market Risk - The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. In particular, events like the Russian military invasion of Ukraine and the resulting actions taken by the United States and European Union in levying broad economic sanctions against Russia could continue to have adverse effects on the price and liquidity of investments, which could adversely affect financial markets, and therefore, Fund performance. Similarly, the recent conflict between Israel and Hamas in Gaza, and the threat of future hostilities in the broader Middle East region, may have similar adverse effects on market volatility and global economic growth which could adversely affect Fund performance. The impact of any epidemic, pandemic or natural disaster, such as COVID-19, or widespread fear that such events may occur, could also negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. The risk of trade disputes with other countries, the possibility of changes to some international trade agreements, and government or regulatory actions, including the imposition of tariffs or other protectionist actions, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.
•Growth Investing Risk - The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.
•Technology Companies Risk - Technology companies may be subject to greater business risks and may be more sensitive to changes in economic conditions than other companies. The earnings of technology companies may fluctuate more than those of other companies because of short product cycles (technological obsolescence) and competitive pricing. Finally, there are periods when investing in stocks of technology companies falls out of favor with investors and these stocks may underperform.
•Consumer Discretionary Companies Risk - The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. The earnings of such companies may also be closely tied to disposable household income and consumer spending.
•Medium Capitalization Companies Risk - There is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.
•Smaller Capitalization Companies Risk - Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, as compared to large and medium capitalization companies. There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices. Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.
•Foreign Securities Risk – There are specific risks associated with investing in the securities of foreign companies, whether directly or in ADRs, not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. The value of foreign securities and ADRs may change materially at times when U.S. markets are not open for trading. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S. or the United Kingdom’s exit from the European Union, may contribute to decreased liquidity and increased volatility in the financial markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Further, with regard to the Fund’s investments in ADRs, ADRs may not track the price of the underlying securities.
•High Portfolio Turnover Risk - High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay and short-term capital gains (or losses) to investors. Greater transaction costs may reduce Fund performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.
•Interest Rate Risk - After a period of historically low interest rates as a result of actions taken by the U.S. government and the Federal Reserve in response to the COVID-19 pandemic, interest rates have begun to rise over the past year, which may adversely affect Fund performance.
•Liquidity Risk - Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
•Changes in Tax Laws - Tax law is subject to change, possibly with retroactive effect, or to different interpretations. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Internal Revenue Code (some of which are set to expire at the end of 2025). More recently, the
Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.
Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and who are comfortable with an investment that will fluctuate in value.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compare to the performance of the S&P 500® Index, a broad-based securities market index. For additional information on this index, please see “Index Description” in this Prospectus. Please keep in mind that the Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.reynoldsfunds.com or by calling the Fund toll-free at (800) 773-9665.

REYNOLDS BLUE CHIP GROWTH FUND
(Total return per calendar year)
During the ten-year period shown on the bar chart, the Fund’s highest total return for a quarter was 28.42% (quarter ended June 30, 2020) and the lowest total return for a quarter was -20.59% (quarter ended June 30, 2022).
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns (for the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Return Before Taxes	33.78%	15.10%	11.46%
Return After Taxes on Distributions	30.98%	12.31%	8.78%
Return After Taxes on Distributions and Sale of Fund Shares	21.14%	11.43%	8.41%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	25.02%	14.53%	13.10%
Management
Investment Adviser - Reynolds Capital Management, LLC is the investment adviser to the Fund.
Portfolio Manager - Frederick L. Reynolds is the portfolio manager and sole owner of the adviser and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Reynolds has managed the Fund since its inception in 1988.
Purchase and Sale of Fund Shares
You may purchase, exchange (into or from the First American Treasury Obligations Fund), or redeem Fund shares on any business day by written request via mail (Reynolds Blue Chip Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-773-9665, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, or redeem Fund shares through a broker-dealer or other financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Minimum Investment - New Accounts
All Accounts	$1,000

Minimum Investment - Existing Accounts
All Accounts	$100
Automatic Investment Plan	$50

Tax Information
The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS AND PORTFOLIO HOLDINGS
Investment Objective
The Fund seeks long-term capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.
Non-Principal Investment Strategies and Risks
The Fund mainly invests in common stocks of “blue chip” growth companies. However, the Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies. This means the Fund will invest some or all of its assets in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When interest rates are low, the income earned on the
Fund’s money market investments may be lower than the Fund’s expenses resulting in negative returns. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.
In certain market conditions, the Fund’s investment adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period of time. For example, the Fund expects that it may maintain substantial cash positions when its investment adviser determines that such cash holdings, given the risks the adviser believes to be present in the market, are more beneficial to shareholders than investment in additional securities.
When making investment decisions, the Fund’s investment adviser may consider the tax consequences of the Fund’s portfolio transactions. This may result in the Fund accelerating a trade in a particular stock, or delaying a trade in a particular stock when it would otherwise normally proceed with the trade.
The Fund is subject to cybersecurity risk. For example, cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s investment adviser and/or the Funds’ other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality. While the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there can be no assurance that such measures will succeed.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus.

MANAGEMENT OF THE FUND
Investment Adviser
Reynolds Capital Management, LLC is the investment adviser to the Fund (the “Adviser”). The Adviser’s address is 125 East Harmon Avenue #102, Las Vegas, NV 89109. The Adviser has been an SEC-registered investment adviser since 1985, and, in addition to providing investment advisory services to the Fund since 1988, also provides investment advisory services to high net worth individuals.
As the investment adviser to the Fund, the Adviser manages the investment portfolio of the Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 1.00% of the Fund’s average daily net assets. During the last fiscal year, the Fund paid the Adviser an annual investment advisory fee equal to 1.00% of the average net assets of the Fund, net of waivers.
The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including investment advisory fees and administration fees but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, acquired fund fees and expenses, if any, and extraordinary items, exceed 2.00% of the average net assets of the Fund.
A discussion regarding the basis for the Board of Directors approving the investment advisory agreement for the Fund with the Adviser is available in the Fund’s semi-annual report to shareholders or Form N-CSR, for the most recent period ended March 31.
Portfolio Manager
Frederick L. Reynolds is primarily responsible for the day-to-day management of the portfolio of the Fund and has been the portfolio manager of the Fund since its inception in 1988. Mr. Reynolds is the sole owner of the Adviser and has been conducting an investment advisory business as Reynolds Capital Management, LLC since 1985.
The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

THE FUND’S SHARE PRICE
The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. If the New York Stock Exchange is not open, then the Fund does not determine its net asset value, and investors may not purchase or redeem shares of the Fund. The New York Stock Exchange is closed for trading on national holidays and weekends. The New York Stock Exchange also may be closed for trading on national days of mourning or due to natural disasters or other extraordinary events or emergencies. If the New York Stock Exchange closes early on a valuation day, the Fund determines its net asset value as of that time. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds, which mature in 60 days or less, at their amortized cost. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued by the Adviser as the “valuation designee” under Rule 2a-5 of the 1940 Act. The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day and it will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value calculated on the next day the New York Stock Exchange is open. The Fund considers a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature. If an investor sends a purchase order or redemption request to the Fund’s corporate address, instead of to its transfer agent, the Fund will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent. The net asset value of the Fund’s foreign securities or ADRs may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
If market quotations are not readily available, the Adviser will value securities at their fair value pursuant to the Fund’s established fair value methodologies. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. With regard to foreign equity securities, the Fund may use a systematic fair valuation methodology provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the New York Stock Exchange that may affect the value of the Fund’s securities traded on foreign exchanges.
Types of securities that the Fund may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.
Fair value determinations are made by the Adviser in accordance with the Fund’s fair value methodologies. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to the security upon the sale of such security.

PURCHASING SHARES
Investment by Mail
1.Read this Prospectus carefully.
2.Determine how much you want to invest, keeping in mind the following minimums:

a.	Minimum Investment - New accounts
	• All accounts	$1,000
b.	Minimum Investment - Existing accounts
	• All accounts	$100
	• Automatic Investment Plan	$50
	• Dividend reinvestment	No Minimum
3.Complete a Purchase Application for the Fund, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-773-9665.
In compliance with the USA PATRIOT Act, please note that the transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. Mailing addresses containing only a P.O. Box will not be accepted. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identities of the entity’s beneficial owners. Please contact the transfer agent if you need additional assistance with your application.

If the Fund does not have a reasonable belief of the identity of a customer, the application will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
4.Make your check payable to the Reynolds Blue Chip Growth Fund. All checks must be in U.S. dollars drawn on U.S. banks. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (“Transfer Agent”), will charge a $25 fee against a shareholder’s account for any payment returned to the Transfer Agent. The shareholder will also be responsible for any losses suffered by the Fund as a result.
5.Send the application and check

BY FIRST CLASS MAIL TO:
Reynolds Blue Chip Growth Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO:
Reynolds Blue Chip Growth Fund
c/o U.S. Bank Global Fund Services
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207
Please do not send letters by overnight delivery service or express mail to the post office box address.
NOTE: Deposit in the mail or with delivery services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the
Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Investment by Wire Transfer
You may purchase shares by wire transfer.
Initial Investment by Wire – If you wish to open an account by wire, please call 1-800-773-9665 before you wire funds in order to make arrangements with a Shareholder Services Representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your completed account application, your account will be established and a Shareholder Services Representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-800-773-9665. You may then contact your bank to initiate the wire using the instructions you were given.
Subsequent Investments by Wire – Please call 1-800-773-9665 before you wire funds in order to advise the Transfer Agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
You should wire funds to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
Reynolds Blue Chip Growth Fund
(shareholder registration)
(shareholder account number)
Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same-day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Investment by Telephone

If you wish to make subsequent investments by telephone, including IRAs, you must complete the appropriate section of the Purchase Application. Only bank accounts held at domestic financial institutions that are Automated Clearing
House (“ACH”) members may be used for telephone transactions. The option will become effective approximately 7 business days after the application form is received by the Transfer Agent. Subsequent investments may be made by calling 1-800-773-9665. Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Fund’s shares. Your shares will be purchased at the net asset value calculated on the day of your purchase order. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Purchasing Shares from Broker-dealers, Financial Institutions and Others
Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.
The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:
•Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirements.
•Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.
•Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.
•Be allowed to purchase shares by telephone with payment to follow within seven days. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same-day pricing.
•Be authorized to receive purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) prior to the close of regular trading (normally 4:00 p.m. Eastern Time) will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after the close of regular trading (normally 4:00 p.m. Eastern Time) will receive the next day’s net asset value.
If you decide to purchase shares through a Servicing Agent, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses. A purchase order is deemed to be received when the Fund or a financial intermediary accepts the order. Financial intermediaries are authorized to designate other financial intermediaries to accept purchase orders on the Fund’s behalf.
Other Information about Purchasing Shares of the Fund
The Fund may reject any Purchase Application for any reason. Telephone purchases will only be allowed from shareholders who accepted telephone options on the Purchase Application or from Servicing Agents that have an agreement with the Fund. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.
The Fund will not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation of all purchases of shares.

Automatic Investment Plan (“AIP”)
You may make regular monthly or quarterly investments in the Fund (minimum amount of $50) by completing the appropriate section of the Purchase Application. In order to participate in the AIP, your financial institution must be an ACH member. An ACH debit is drawn electronically against your account at the financial institution of your choice. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the next calculated net asset value per share. There is no charge by the Fund for this service. The Fund may terminate or modify this privilege at any time. You may terminate or modify your participation by notifying the Transfer Agent at least five days prior to the effective date. Once the initial minimum investment of $1,000 is made, the subsequent minimum investment amount is $50. A request to change bank information may require a signature guarantee or other acceptable signature verification. Additionally, the Transfer Agent will charge a $25 fee for any payment returned as unpaid. You will also be responsible for any losses suffered by the Fund as a result. For additional information about the AIP, please call the Transfer Agent at 1-800-773-9665.
Retirement Plans
The Fund also offers the following retirement plans:
•Traditional IRA
•Roth IRA
•Coverdell Education Savings Account
•SEP-IRA
•SIMPLE IRA

Investors can obtain further information about the retirement plans by calling the Fund at 1-800-773-9665. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES
How to Redeem (Sell) Shares by Mail

1.Prepare a letter of instruction containing:
• the name of the Fund
• account number(s)
• the amount of money or number of shares to be redeemed
• the name(s) on the account
• daytime phone number
•    additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund’s Transfer Agent in advance, at 1-800-773-9665 if you have any questions.

2.Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.A signature guarantee assures that a signature is genuine. It protects shareholders from unauthorized account transfers. You may obtain a signature guarantee from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. Have the signatures guaranteed by either a Medallion program member or a non-Medallion program member in the following situations:
•The redemption request exceeds $100,000.
•The redemption proceeds are payable to or sent to any person, address or bank account not on record.
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days.
•When ownership on an account is being changed.
In addition to the instances described above, the Fund and/or the Transfer Agent may require a signature guarantee or other acceptable signature authentication in other cases based on the facts and circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

The Fund reserves the right to waive any signature guarantee requirement at its discretion. A notarized signature is not an acceptable substitute for a signature guarantee.
4.Send the letter of instruction
BY FIRST CLASS MAIL TO:
Reynolds Blue Chip Growth Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
BY OVERNIGHT DELIVERY
SERVICE OR EXPRESS MAIL TO:
Reynolds Blue Chip Growth Fund
c/o U.S. Bank Global Fund Services
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207
Please do not send letters of instruction by overnight delivery service or express mail to the post office box address.
NOTE: Deposit in the mail or with delivery services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
How to Redeem (Sell) Shares
by Telephone

1.Instruct the Transfer Agent that you want the option of redeeming shares by telephone. This can be done by accepting telephone options on the Purchase
Application. If you have already opened an account, you may write to the Transfer Agent requesting this option. When you do so, please sign the request exactly as your account is registered. You may also be required to have your signature guaranteed or authenticated. We suggest calling the Transfer Agent at 1-800-773-9665 before sending your request. Shares held in retirement plans may be redeemed by telephone. IRA investors will be asked whether or not to withhold taxes from any distribution.

2.Assemble the same information that you would include in the letter of instruction for a written redemption request.
3.Call the Transfer Agent at 1-800-773-9665. Please do not call the Adviser.
4.Telephone redemptions must be in amounts of $1,000 or more but may not exceed $100,000.
5.If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
6.Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).
How to Redeem (Sell) Shares through
Servicing Agents
If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.
Systematic Withdrawal Plan
    As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (the “Plan”). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly, or annual basis. The Plan does not apply to shares of the Fund held in IRAs or in retirement plans. In order to participate in the Plan, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Plan may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Fund’s Transfer Agent at least five days prior to the next withdrawal.
    A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.
Redemption Price
The redemption price per share you receive for redemption requests is the next determined net asset value after:
•The Transfer Agent receives your written request in good order with all required information and documents as necessary. Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares for certain account types (for example, corporate or trust accounts).
•If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) prior to the close of regular trading (normally 4:00 p.m. Eastern Time) will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after the close of regular trading (normally 4:00 p.m. Eastern Time) will receive the next day’s net asset value.
Payment of Redemption Proceeds
•For those shareholders who redeem shares by mail, the Transfer Agent will normally mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information.
•For those shareholders who redeem by telephone, the Transfer Agent will normally either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire. An electronic funds transfer generally takes 2 to 3 business days to reach the shareholder’s account whereas the Transfer Agent generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct the Transfer Agent to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.
•For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.
Other Redemption Considerations
When redeeming shares of the Fund, shareholders should consider the following:
•The redemption may result in a taxable gain or loss.
•Shareholders who redeem shares held in an IRA must indicate on their written redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.
•The Fund may delay the payment of redemption proceeds for up to seven days in all cases. In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.
•If you purchased shares by check or electronic funds transfer, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the purchase has cleared (which may take up to 15 calendar days from the date of purchase). Shareholders can avoid this delay by utilizing the wire purchase option.
•The Transfer Agent will send the proceeds of telephone redemptions only to a pre-determined bank account or to the address of record. Payment to any other address or account will require a written redemption request with signatures guaranteed.
•The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and the Transfer Agent may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor the Transfer Agent will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and shareholders may encounter higher than usual call waits. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. If a shareholder cannot contact the Transfer Agent by telephone, he or she should make a redemption request in writing in the manner described earlier.
•The Transfer Agent currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by electronic funds transfer through the ACH network.
•The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to, (1) if the shareholder fails to provide the Fund with identification required by law; (2) if the Fund is unable to verify the information received from the shareholder; and (3) to reimburse the Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

•If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.
•The Fund will typically expect that the Fund will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.
•While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in-kind” as permitted. This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Redemption in-kind may be used in stressed market conditions or as deemed advisable pursuant to the Fund’s policies and procedures. In-kind redemptions may be in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. A shareholder will be exposed to market risk until the readily marketable securities are converted to cash and may incur transaction expenses in converting these securities to cash. Shareholders who receive a redemption “in-kind” may incur costs upon the subsequent disposition of such securities.

EXCHANGING SHARES

Shares of the Fund may be exchanged for the First American Treasury Obligations Fund at the relative net asset value. An affiliate of the Transfer Agent advises First American Treasury Obligations Fund. Neither the
Transfer Agent nor First American Treasury Obligations Fund is affiliated with the Fund or the Adviser.
You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.
How to Exchange Shares
1.Read this Prospectus and the current prospectus for the First American Treasury Obligations Fund carefully.
2.Submit an application for the First American Treasury Obligations Fund so that an account can be established.
3.Determine the number of shares you want to exchange keeping in mind that the minimum initial investment in the First American Treasury Obligations Fund is $2,500. Subsequent exchanges may be made in amounts of $100 or more.
4.Call the Transfer Agent at 1-800-773-9665. You may also make an exchange by writing to Reynolds Blue Chip Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If your account in the First American Treasury Obligations Fund is new, your letter should be accompanied by a completed application.
This exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in the First American Treasury Obligations Fund.

MARKET TIMING PROCEDURES
Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund because the Fund has not experienced frequent purchases and redemptions of shares that were disruptive to the Fund.
The officers of the Fund receive reports on a regular basis as to purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund. The officers of the

Fund will report to the Board of Directors any such unusual trading in shares of the Fund that is disruptive to the Fund. In such event, the Fund’s Board of Directors may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTION OF FUND SHARES
Shares of the Fund are offered on a continuous basis.
The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This Plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and servicing fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.
You have four distribution options:
•All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.
•Partial Reinvestment Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.
•Partial Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.
•All Cash Option – Both dividend and capital gains distributions will be paid in cash.
You may make this election on the Purchase Application. You may change your election by writing to the Transfer Agent or by calling 1-800-773-9665 at least five days prior to the record date of the distribution.
If you elect to receive distributions paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account. The reinvestment will be at the Fund’s current net asset value and all subsequent distributions will also be reinvested.
The following discussion regarding federal income taxes summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.
The Fund has elected to be treated and intends to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.
The Fund’s dividends and capital gain distributions generally will be subject to federal, state and local income tax whether received in cash or reinvested in Fund shares. Dividends generally will be taxed as ordinary income and capital gain distributions generally will be taxed as long-term capital gain.
Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.
If you purchase shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of the Fund that have appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.
The Fund will notify you of the tax status of dividends and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.
In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.
If you hold shares in the Fund through a Servicing Agent (or another nominee), please contact that Servicing Agent (or nominee) with respect to the reporting of cost basis and available elections for your account.
When you receive a distribution from the Fund or redeem shares, you may be subject to backup withholding.

ACCOUNT SERVICES AND POLICIES
Immediate Balance Information
Through an electronic Voice Response Unit (“VRU”) the Fund offers 24-hour-a-day shareholder service both by telephone and on the Internet. Just call 1-800-773-9665 for an update on your account balance or the latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Fund at 1-800-773-9665 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Transfer Agent to complete a Texas Designation of Representative form.
Reports and Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate shareholder documents, including prospectuses, shareholder reports, notices and proxy statements, that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (this is referred to as “householding”). Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Website
Visit the Fund’s website at: www.reynoldsfunds.com.
You can view your account list, account detail (including account balances), transaction history, distributions and Fund prices through the Fund’s website. The Fund is committed to protecting your personal financial security and has strict measures in place to ensure that others will never have access to your personal financial information.
Once you have established an account and you have received your account number, you can go to the Fund’s website at www.reynoldsfunds.com to establish a personal identification number (“PIN”) which allows you to access your account information online. If you forget, misplace or have difficulty establishing your PIN online, please contact a Shareholder Services Representative at 1-800-773-9665.

INDEX DESCRIPTION
Please note that you cannot invest directly in an index.
The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock’s weight in the Index proportionate to its market value. S&P 500® is a registered trademark of Standard & Poor’s. The index is used herein for comparative purposes in accordance with SEC regulations.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR covering the most recent fiscal year ended September 30, which is available upon request.

	Year Ended September 30,
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$47.40	$44.70	$77.51	$68.96	$51.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.78)	(0.44)	(0.68)	(0.93)	(0.70)
Net realized and unrealized gains (losses) on investments	20.18	5.78	(14.00)	16.45	20.69
Total from investment operations	19.40	5.34	(14.68)	15.52	19.99
LESS DISTRIBUTIONS:
Distributions from net capital gains	—	(2.64)	(18.13)	(6.97)	(2.51)
Net asset value, end of year	$66.80	$47.40	$44.70	$77.51	$68.96
Total return	40.93%	12.35%	-25.97%	23.72%	40.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$64,881	$52,610	$51,797	$77,991	$68,718
Ratio of expenses to average net assets, net of reimbursement	2.00%	2.00%	1.95%	1.85%	2.00%
Ratio of expenses to average net assets, before reimbursement	2.00%	2.18%	1.95%	1.85%	2.03%
Ratio of net investment loss to average net assets	(1.34%)	(0.95%)	(1.18%)	(1.25%)	(1.25%)
Portfolio turnover rate	269%	431%	623%	279%	263%
(1)    Amount calculated based on average shares outstanding throughout the year.

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com
Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER
Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
125 East Harmon Avenue #102
Las Vegas, Nevada 89109
Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(800) 773-9665
or (800) 7REYNOLDS
Custodian
U.S. BANK N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Independent Registered Public
Accounting Firm
COHEN & COMPANY, LTD.
8101 East Prentice Avenue, Suite 750
Greenwood Village, Colorado 80111
Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Distributor
FORESIDE FUND SERVICES, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

To learn more about the Fund you may want to read the Fund’s SAI which contains additional information about the Fund. The Fund has incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In the Fund’s Form N-CSR, you will find the Fund's annual and semi-annual financial statements and other information.
The SAI, the annual and semi-annual reports to shareholders, and other information such as the Fund’s financial statements are all available to shareholders and prospective investors without charge, upon request, simply by calling 1-800-773-9665. You can call 1-800-773-9665 for shareholder inquiries or to request other information about the Fund. The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on the Fund’s website at www.reynoldsfunds.com.
Prospective investors and shareholders who have questions about the Fund may also call the number above or write to the following address:
Reynolds Blue Chip Growth Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com
The general public can review and copy information about the Fund (including the SAI) on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Please refer to the Fund’s Investment Company Act File No. 811-05549, when seeking information about the Fund from the SEC.

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2025
REYNOLDS BLUE CHIP GROWTH FUND (RBCGX)
a portfolio of REYNOLDS FUNDS, INC.

This Statement of Additional Information (this “SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Reynolds Blue Chip Growth Fund dated January 31, 2025. Requests for copies of the Prospectus should be made in writing to the Reynolds Blue Chip Growth Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, or by calling 1-800-773-9665.
The following audited financial statements are incorporated by reference to the Fund’s Form N-CSR covering the fiscal year ended September 30, 2024, of Reynolds Funds, Inc. (File No. 811-05549), as filed with the Securities and Exchange Commission on Form N-CSR on November 27, 2024:
Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
The Annual Report is available without charge, upon request. To request the report, call 1-800-773-9665.
REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

REYNOLDS BLUE CHIP GROWTH FUND

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated January 31, 2025 and, if given or made, such information or representations may not be relied upon as having been authorized by the Reynolds Blue Chip Growth Fund.
This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION
Reynolds Funds, Inc. (the “Company”) is an open-end management investment company consisting of one diversified portfolio, the Reynolds Blue Chip Growth Fund (the “Fund”). The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated as a Maryland corporation on April 28, 1988.
INVESTMENT RESTRICTIONS
The Fund has adopted the following investment restrictions which are matters of fundamental policy. The Fund’s fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.
1.The Fund will not concentrate 25% or more of its total assets in any one industry. This restriction does not apply to obligations issued and guaranteed by the United States government or its agencies.
2.The Fund will diversify its assets in different issuers and will not invest more than 5% of its assets in any one issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States government or its agencies.
3.The Fund will not make investments for the purpose of exercising control or management of any company. As a result, the Fund will not invest in securities of any single issuer if, as a result of such investment, the Fund would own more than 10% of the outstanding voting securities of such issuer.
4.The Fund will not borrow money, including by issuing senior securities, except for temporary bank borrowings (not in excess of 20% of the value of the Fund’s net assets taken at acquisition cost or market value, whichever is lower) for extraordinary or emergency purposes, and the Fund will not pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the Fund’s net assets taken at acquisition cost or market value, whichever is lower. The Fund will not purchase securities while it has any outstanding borrowings.
5.The Fund will not lend money (except by purchasing publicly-distributed debt securities or entering into repurchase agreements, provided that repurchase agreements will not exceed 5% of the Fund’s net assets and repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the net assets of the Fund). The Fund will only invest in repurchase agreements which are fully collateralized and will monitor, on a continuous basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price. In addition, the Fund’s officers under the supervision of the Board of Directors will monitor, on a continuous basis, the creditworthiness of the issuing broker, dealer or bank.

6.The Fund will not purchase securities on margin, purchase warrants, participate in a joint‑trading account, sell securities short, or write or purchase put or call options; provided, however, that the Fund’s purchase of stock index options may account for up to 5% of the Fund’s assets, and the Fund may enter into closing transactions. (With respect to this investment restriction, the Fund may hold warrants as a result of its receipt of securities litigation proceeds or due to corporate actions.)
7.The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).
8.The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.
9.The Fund will not purchase or sell real estate or real estate mortgage loans.
10.The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.
The Fund has adopted several other investment restrictions which are not fundamental policies and which may be changed by the Fund’s Board of Directors without shareholder approval. These additional restrictions are as follows:
1.The Fund will not purchase securities of foreign issuers on foreign markets; however, the Fund may invest not more than 35% of its total assets in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”). (This investment restriction does not limit the Fund’s ability to invest in securities of foreign issuers that are traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association.)
2.The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission, and where no more than 10% of the value of the Fund’s total assets would be invested in such securities and no more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company.
3.The Fund will not acquire or retain any security issued by a company, an officer1 or director of which is an officer or director of the Fund or an officer, director or other affiliated person of the Fund’s investment adviser.
1 In these instances, “officer” means the president, vice-president, secretary, treasurer, controller, or any other officer who performs policy-making functions.

4.The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund or directors, officers or other affiliated persons of the Fund’s investment adviser beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.
The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings. If these restrictions (except for those percentage restrictions relating to investments in illiquid securities and bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s fundamental restrictions will be deemed to have occurred. Any changes in the Fund’s investment restrictions made by the Board of Directors of the Fund will be communicated to shareholders of the Fund prior to their implementation.
INVESTMENT CONSIDERATIONS
The Prospectus for the Fund describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.
Concentration
As set forth above under the caption “INVESTMENT RESTRICTIONS,” the Fund (subject to certain exceptions) may not concentrate 25% or more of its total assets in any one industry. The Fund will use the industry classifications of The Global Industry Classification Standard for purposes of determining whether the Fund has concentrated its investments in a particular industry.
Money Market Instruments
The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which it invests include U.S. Treasury bills, commercial paper, commercial paper master notes and repurchase agreements.
During the 2008 global financial downturn and the market volatility caused by the COVID-19 outbreak, many money market instruments that were thought to be highly liquid became illiquid and lost value. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions with respect to the financial markets generally and money market instruments in particular. While these actions have stabilized the markets for these instruments, there can be no assurances that those actions will continue or continue to be effective. If the Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Commercial Paper
The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (“NRSRO”). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund’s investment adviser, Reynold’s Capital Management, LLC (the “Adviser”), will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. The principal investment risk associated with the Fund’s investments in commercial paper and commercial paper master notes is credit risk.
Repurchase Agreements
The Fund may enter into repurchase agreements with banks that are Federal Reserve member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million. Repurchase agreements maturing in more than seven days are considered illiquid securities. When entering into repurchase agreements, the Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy or insolvency proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. The principal investment risk associated with the Fund’s investments in repurchase agreements is credit risk. There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

Investment Grade Investments
The Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate possible capital gains at those times when the Adviser believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor’s Corporation (AAA and AA) or Moody’s Investors Service, Inc. (Aaa and Aa). The Fund may invest in securities with equivalent ratings from other NRSROs and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. In the event a non-convertible bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor’s or Baa by Moody’s). If a bond or debenture is downgraded below investment grade, the Fund will promptly dispose of such bond or debenture, unless the Adviser believes it disadvantageous to the Fund to do so.
Convertible Securities
The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. The Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.”
Investments in convertible securities rated less than investment grade (“high yield convertible securities”) are subject to a number of risk factors. The market for high yield convertible securities is subject to substantial volatility. Issuers of high yield convertible securities may be of low creditworthiness and high yield convertible securities are likely to be subordinated to the claims of senior lenders. The secondary market for high yield convertible debt securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately such securities or dispose of them.
Government Obligations
The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.
Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. For a discussion of the placement of FNMA into conservatorship, please see the discussion below under “Mortgage-Backed Securities”.
Zero Coupon Treasury Securities
The Fund may invest in zero coupon treasury securities which consist of U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons by the Federal Reserve Bank. A zero coupon treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently. In addition to zero coupon treasury securities, the Fund may invest in zero coupon bonds issued directly by federal agencies and instrumentalities. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond. Finally, the Fund may invest in U.S. government obligations that have been stripped of their unmatured interest coupons by dealers. Dealers deposit such stripped U.S. government obligations with custodians for safekeeping and then separately sell the principal and interest payments generated by the security.
Mortgage-Backed Securities
The Fund may purchase residential and commercial mortgage-backed securities that are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In September 2008, the U.S. Treasury Department announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”). In addition to placing the companies in conservatorship, the U.S. Treasury Department and the FHFA established a secured lending facility and a Secured Stock Purchase Agreement to ensure that each entity had the ability to fulfill its financial obligations. The FHFA has stated that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC, but no assurance can be given that these initiatives will be successful.
As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. Certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. Each of FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
Under the Reform Act, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC.
Put and Call Options
The Fund may purchase stock index options and options on individual securities, either listed on an options exchange or over-the-counter. By purchasing a put option on a security, the Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The feature of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index such as the S&P 500® Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment, such as the NYSE Arca Oil Index. Options on stock indexes are currently traded on the following exchanges: The Chicago Board Options Exchange, New York Stock Exchange, NYSE American, and the NASDAQ OMX PHLX.
Put options may be purchased by the Fund in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund’s portfolio securities. Call options may be purchased by the Fund in order to participate in an anticipated increase in stock market prices. The Fund will sell put and call options only to close out positions in put and call options, as the case may be, which the Fund has purchased.
The ability of the Fund to effectively hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indexes depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund’s portfolio securities. Inasmuch as the portfolio securities of the Fund will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund’s put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund’s portfolio securities which could result in a loss on both the portfolio securities and the options on stock indexes acquired by the Fund.
Options prices can also diverge from the prices of the underlying investment, even if the underlying investment matches the Fund’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying investment, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Successful use of these techniques requires skills different from those needed to select portfolio securities.

There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying investment’s current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.
Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision discussed below.
Rule 18f-4 under the 1940 Act permits the Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4.
Currently the Fund is relying on the Limited Derivatives User Exception (as defined below). If the Fund were unable to rely on this exception, the Fund would have to comply with all of the provisions of Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP would be administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the independent Trustees, and periodically reviews the DRMP and reports to the Fund’s Board. As the Fund relies on the Limited Derivatives User Exception, it is not required to maintain a DRMP or comply with the VaR limit.
As referenced above, Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The Fund meets the requirements for the Limited Derivatives User Exception.
Foreign Securities
The Fund may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies. Investments in securities of foreign issuers involve risks that are in addition to the usual risks inherent in domestic investments. The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations in which the Adviser considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.
The Russian military invasion of Ukraine in February 2022 and the resulting actions taken by the United States and European Union in levying broad economic sanctions against Russia could continue to have adverse effects on the price and liquidity of investments, which could adversely affect the financial markets, and therefore, the Fund’s performance. Similarly, the recent conflict between Israel and Hamas in Gaza, and the threat of future hostilities in the broader Middle East region, may have similar adverse effects on market volatility and global economic growth which could adversely affect the Fund’s performance.
American Depositary Receipts
The Fund may invest in ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.
The Fund may invest in ADRs which are “sponsored” or “unsponsored”. While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depositary may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depositary of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depositary and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depositary will distribute shareholder meeting notices and other communications.
Exchange-Traded Funds
The Fund may purchase shares of exchange-traded funds (“ETFs”). Many ETFs are investment companies and the shares of those that are investment companies may be bought and sold on a securities exchange. Most ETFs represent a portfolio of securities generally designed to track a particular market index. Typically, the Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs. Generally, the Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which it typically invests. If greater liquidity is desired, then the Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the S&P 500® Index and the S&P MidCap 400 Index.
    ETFs are subject to the following risks: (1) an ETF’s shares may trade at a market price that is above or below their net asset value (as discussed more fully below); (2) an active trading market for an ETF’s shares may not develop or be maintained (as discussed more fully below); (3) the ETF may employ an investment strategy that utilizes high leverage ratios; or (4) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally (as discussed more fully below).

    The market prices of shares of ETFs fluctuate in response to changes in net asset value (“NAV”) and supply and demand for such shares and include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of an ETF may trade at a discount to NAV. In particular, the following circumstances may impact the market price of the shares of ETFs: (1) in times of market stress, market makers may step away from their role market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of the shares and an ETF’s NAV; (2) to the extent authorized participants (APs) exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the shares, which can lead to differences between the market price of the shares and an ETF’s NAV; (3) the market price for the shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the shares than an ETF’s NAV, which is reflected in the bid and ask price for shares or in the closing price; (4) when all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the shares and an ETF’s NAV; and (5) in stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio.
    An active trading market for the shares of ETFs may not be developed or maintained. Trading in shares of ETFs on the stock exchange where they are listed for trading (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the shares.

The Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. The Fund may also rely on Rule 12d1-4. Rule 12d1-4 provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including exchange traded funds, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). In any event, the Fund will not invest more than 15% of its total assets in ETFs.
Holding Company Depositary Receipts
The Fund may invest in holding company depositary receipts (“HOLDRs”). HOLDRs are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns a set number of stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.
Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund will take into account relevant market, trading and investment specific considerations when determining whether a security is an illiquid security. Illiquid securities may include those securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices. The Board of Directors of the Fund will delegate to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. The Adviser will consider such factors as: (i) the nature of the market for a security, (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined by the Adviser, as the “valuation designee” under Rule 2a-5 of the 1940 Act.
The Fund established a liquidity risk management program, as required by Rule 22e-4 of the 1940 Act. Pursuant to this program, an “illiquid security” is a security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Fund may not invest more than 15% of the value of its net assets in illiquid securities. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Rule, to the SEC.
Cybersecurity Considerations
With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.
Cybersecurity incidents affecting the Adviser, other service providers to the Fund or their shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties.
Considerations Regarding Market Conditions and Events
    The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, such as COVID-19 or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. In the past decade financial markets throughout the world have experienced increased volatility and heightened uncertainty. If an investor holds common stock, or common stock equivalents, of any given issuer, the investor would generally be exposed to greater risk than if the investor held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.
Market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and with rapidity and therefore adversely affect the Fund.
These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Legal and Regulatory Risk
The Fund and the Adviser are subject to an extensive and complex set of laws and regulations. These laws and regulations have evolved rapidly in recent years and likely will continue to evolve. Changes and additions to laws and regulations can result in unintended or unexpected impacts, including impacts to the value of the Fund’s investments, the Fund’s investment strategy, and/or the Fund’s ability to manage tax consequences. In addition, complying with new or changing laws or regulations generally can be expected to increase operational costs, which can have a negative impact on Fund performance.
Portfolio Turnover
The Fund generally does not trade actively for short-term profits. However, if the objective of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. A high rate of portfolio turnover (100% or more) necessarily results in correspondingly higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.
For the past two fiscal years, the Fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rate Fiscal Year Ended September 30,

2024	2023
269%	431%
During the fiscal year ended in September 30, 2024, the portfolio turnover rate was significantly lower than the fiscal year ended in September 30, 2023 due to market conditions.
Disclosure of Portfolio Holdings
The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings, as approved by the Board of Directors, to ensure that disclosure of information about portfolio securities is in the best interest of the shareholders of the Fund. The Fund may not receive any compensation for providing this information. The Fund Chief Compliance Officer reports periodically to the Board of Directors with respect to compliance with the Fund’s portfolio holdings disclosure procedures. The President of the Fund is responsible for decisions authorizing the disclosure of portfolio holdings.

There may be instances where the interests of the shareholders of the Fund regarding the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund. In such situations, the President of the Fund will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.
Fund Service Providers. The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. There is no set frequency at which this information is provided to the Fund’s service providers, as it is provided on an as needed basis in connection with their services to the Fund, and the need for such disclosure varies. As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Fund’s portfolio holdings unless specifically authorized by the Fund.
As an example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund. The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio. In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings. The third party service providers to whom the Fund provides non-public portfolio holdings information are the Fund’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., the Fund’s legal counsel, Foley & Lardner LLP, and the Fund’s custodian, U.S. Bank, N.A. The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.
Rating and Ranking Organizations. The Board of Directors has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below. The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.
Morningstar, Inc.
London Stock Exchange Group (LSEG)
Standard & Poor’s
Bloomberg L.P.
Vickers Stock Research

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Fund’s shareholders to provide them with non-public portfolio holdings information. This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information. However, the officers of the Fund receive reports on a regular basis as to purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund. The officers of the Fund will report to the Board of Directors any such unusual trading in shares of the Fund. The Fund may not pay these organizations in connection with the dissemination of the Fund’s portfolio holdings.
Other Disclosure. The Fund publishes its top ten investment holdings and top ten industry weightings at the end of each calendar quarter on its website (www.reynoldsfunds.com). This information is updated approximately 10 to 15 business days following the end of each quarter. It is available to anyone that visits the website.
The disclosure referenced above is in addition to the portfolio disclosure in the annual, semi-annual, December quarter, and June quarter shareholder reports and on Part F of Form N-PORT, which disclosures are filed with the Securities and Exchange Commission within 60 days of the first and third fiscal quarter ends and on Form N-CSR for the Semi-Annual and Annual report period ends. Monthly portfolio disclosures are filed with the Securities and Exchange Commission on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter. Form N-PORT is not sent to shareholders. Under certain conditions, the shareholder reports or Form N-PORT may include up to 5% of the Fund’s holdings under the caption “Miscellaneous Securities” without identifying the specific security or issuer. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the Fund or its shareholders. A holding will not be excluded for these purposes from the Fund’s SEC filings for more than one year.

The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Fund’s portfolio holdings disclosure policies.

DIRECTORS AND OFFICERS OF THE COMPANY
As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. The Board approves all significant agreements between the Company and persons or companies furnishing services to it, including the agreements with the Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Company are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to the general supervision of the Board.
Directors’ and Officers’ Information
Board Leadership Structure. The Board of Directors has general oversight responsibility with respect to the operation of the Company and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Company and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.
The Company does not have a Chairman of the Board, nor does the Company have a lead disinterested director. The small size of the Board of Directors, consisting of one interested director and two disinterested directors, facilitates open discussion and significant involvement by all of the directors without the need for a formal Chairman or lead disinterested director. Mr. Reynold’s in-depth knowledge of the Fund’s portfolio and operations enables him to effectively help set board agendas and ensure appropriate processes and relationships are established with both the Adviser and the Board, while the business acumen of Robert E. Stauder and Thomas F. Gilbertson, and Mr. Stauder’s long experience in the mutual fund industry serving as a director of the Fund, enables them to effectively and accurately assess the information being provided to the Board to ensure that they are appropriately fulfilling their fiduciary duties to the Fund and its shareholders. In light of these factors, the Company has determined that its leadership structure is appropriate.
Board Oversight of Risk. Through its direct oversight role, and indirectly through the Audit Committee, Fund officers and service providers, the Board of Directors performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.
The Fund has an Audit Committee, which is discussed below. The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and quarterly with the Fund’s chief compliance officer to discuss, among other things, financial risk, including internal controls over financial reporting.

Management Information. Certain important information regarding each of the directors and officers of the Company (including their principal occupations for at least the last five years) is set forth below.

Name, Address and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Frederick L. Reynolds 125 East Harmon Avenue #102 Las Vegas, NV 89109 Year of Birth: 1942	Director President and Treasurer	Indefinite term Since 1988 One-year term Since 1988	Mr. Reynolds is President of Reynolds Capital Management, LLC which commenced business in 1985.	1	None
* An “interested” director is a director who is deemed to be an “interested person” (as defined in the 1940 Act) of the Company. Mr. Reynolds is an interested director because of his ownership in the Adviser and because he is an officer of the Company.

Name, Address and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Independent Directors**
Robert E. Stauder c/o Reynolds Capital Management, LLC 125 East Harmon Avenue #102 Las Vegas, NV 89109 Year of Birth: 1930	Director	Indefinite term Since 1988	Mr. Stauder is retired. He was a principal of Robinson Mills + Williams, an architectural and interior design firm.	1	None

Thomas F. Gilbertson c/o Reynolds Capital Management, LLC 125 East Harmon Avenue #102 Las Vegas, NV 89109 Year of Birth: 1943	Director	Indefinite term Since March 2015	Mr. Gilbertson is a retired entrepreneur that owned and operated restaurants in Naples, Florida.	1	None
** “Independent” directors are directors who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Company.

Officers (in addition to Mr. Reynolds)
Name, Address and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
Chad Bitterman Northern Lights Compliance Services, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 68022 Year of Birth: 1972	Chief Compliance Officer	At the discretion of the Board of Directors Since 2016	Mr. Bitterman has been a Compliance Officer since 2010 for Northern Lights Compliance Services, LLC, which provides compliance services to investment companies.
Director Qualifications. Frederick L. Reynolds has been a director and portfolio manager of the Fund for over 30 years. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Fund’s portfolio, led to the conclusion that he should serve as a director. Although Robert E. Stauder is retired, as a principal in an architectural and interior design firm prior to retirement, he was familiar with financial statements and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses. Further, Mr. Stauder’s diligent and thoughtful service as a director of the Fund for over 30 years has provided him with a detailed understanding of the mutual fund industry. As an entrepreneur that owned and operated restaurants, Thomas F. Gilbertson has familiarity with financial statements and a deep understanding of the demands of operating a business and addressing the issues that confront businesses. Further, Mr. Gilbertson’s experience in the securities industry as a stockbroker makes him a valuable resource to the Board. Mr. Stauder and Mr. Gilbertson take a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that Mr. Stauder and Mr. Gilbertson should each serve as a director.
Equity Ownership of Directors. The following table sets forth the dollar range of equity securities beneficially owned by each director in the Fund as of December 31, 2024, which is also the valuation date:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Interested Director
Frederick L. Reynolds	Over $100,000	Over $100,000
Independent Directors
Robert E. Stauder	$50,001 - $100,000	$50,001 - $100,000
Thomas F. Gilbertson	None	None
Board Committees. The Company’s Board of Directors has created an Audit Committee whose membership currently consists of Mr. Stauder and Mr. Gilbertson, who are independent. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audits, to review the Fund’s internal controls and to review certain other matters relating to the Fund’s accountants and financial records. See below for additional information on the duties and responsibilities of the Audit Committee. The Company’s Board of Directors has no other committees. The Company’s Audit Committee met two times during the fiscal year ended September 30, 2024.

In overseeing the independent registered public accounting firm (the “Auditor”), the Audit Committee: (1) reviews the Auditor’s independence from the Fund and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Fund to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) consults with management and the Auditor with respect to the Fund’s processes for risk assessment and risk management; (6) reviews with management the scope and effectiveness of the Fund’s disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and (7) reviews significant legal developments and the Fund’s processes for monitoring compliance with law and compliance policies. The Audit Committee is also responsible for determining each year whether to reappoint the Auditor as the Fund’s independent registered public accounting firm. In making this determination, the Audit Committee takes into consideration a number of factors, including the following: (1) the length of time the Auditor has been engaged by the Fund as the independent registered public accounting firm; (2) the Auditor’s historical and recent performance on the audit; (3) an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor; (4) the quality of the Audit Committee’s ongoing discussions with the Auditor; (5) an analysis of the Auditor’s known legal risks and significant proceedings; and (6) external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board reports on the Auditor and its peer firms. Based on the Audit Committee’s evaluation, the Audit Committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Fund and its shareholders to retain the Auditor to serve as the independent registered public accounting firm.
Board Compensation. For the fiscal year ended September 30, 2024 the Fund’s standard method of compensating directors is to pay each director who is not an interested person of the Company (the “Independent Directors”) a fee of $3,000 for each Board of Directors meeting attended, and $2,000 for the annual meeting of the Audit Committee.

The table below sets forth the compensation paid by the Fund to each of the directors of the Company during the fiscal year ended September 30, 2024:
COMPENSATION TABLE

Name Of Person, Position	Aggregate Compensation From The Fund	Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From The Fund Paid To Directors

Interested Director
Frederick L. Reynolds	$0	$0	$0	$0
Independent Director
Robert E. Stauder	$14,000	$0	$0	$14,000
Thomas F. Gilbertson	$14,000	$0	$0	$14,000
Code of Ethics. The Company and the Adviser have adopted a joint code of ethics pursuant to Rule 17j‑1 under the 1940 Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.
Proxy Voting. The Fund votes proxies in accordance with the Adviser’s proxy voting policy. The Adviser generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or sells the stock prior to the meeting). Although the Adviser’s policy is to vote proxies for clients unless otherwise directed in writing, there may be times in which the firm would not exercise voting authority on matters where the cost of voting would be high, such as with some foreign securities, and/or the benefit to the client would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment. In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will disclose the conflict to the Board of Directors and offer the Board of Directors the opportunity to instruct the Adviser in voting the securities. The Fund utilizes an electronic voting service to expedite the Fund’s receipt of proxies and to manage the mechanics of proxy voting and reporting.
Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund’s website at http://www.reynoldsfunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS
Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2024 owned of record or was known to own beneficially 5% or more of the

Fund’s then outstanding shares. As of December 31, 2024, the officers and directors of the Company, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.
A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund knows of no person who owns beneficially or through controlled companies more than 25% of such Fund’s shares or who acknowledges the existence of control. The Fund does not control any person.

Name and Address	% Ownership

Charles Schwab & Co., Inc.(1) Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	23.04%

National Financial Services LLC(1) For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	12.62%
(1)Owned of record only.
INVESTMENT ADVISER, PORTFOLIO MANAGER AND ADMINISTRATOR
Investment Adviser
The Adviser to the Fund is Reynolds Capital Management, LLC, a Delaware limited liability company wholly-owned by Frederick L. Reynolds. (Reynolds Capital Management, LLC is the successor to Reynolds Capital Management, a sole proprietorship for which Frederick L. Reynolds was the sole proprietor.) Pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the “Advisory Agreement”), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund, and pays director’s fees for those directors who are officers of the Fund. The Adviser has also agreed to bear all sales and promotional expenses of the Fund, other than payments made by the Fund pursuant to the distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act and expenses incurred in complying with laws regulating the issue or sale of securities, and the salaries of officers of the Company other than the salary of the Fund’s Chief Compliance Officer. For the foregoing, the Adviser receives from the Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of the Fund’s average daily net assets.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.” None of the directors who are independent, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.
The Fund pays all of its own expenses, including, without limitation, the cost of preparing and printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders, reports to shareholders, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Fund’s assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, registrars and stock transfer agents.
The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including investment advisory fees and administration fees but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed a percentage of the average net assets of the Fund for such year. This percentage is determined by valuations made as of the close of each business day of the year and shall be the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, exceed 2%. As of the date hereof, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.
During each of the fiscal years ended September 30, 2024, 2023, and 2022, the investment advisory fees payable by the Fund and related expense reimbursements were as follows:

Fiscal Year End	Investment Advisory Fees Earned	Advisory Fees Waived or Fund Expenses Reimbursed by Adviser	Net Advisory Fees Paid to Adviser

2024	$593,866	$(2,811)	$591,055
2023	$537,105	$(94,925)	$442,180
2022	$677,825	$0	$677,825
The Advisory Agreement between the Adviser and the Fund will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the shares of the Fund, by providing 60 days prior written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.
The Advisory Agreement provides that the Adviser shall not be liable to the Fund or the Company’s shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.
Portfolio Manager
Mr. Frederick L. Reynolds is the portfolio manager to the Fund and the sole owner of the Adviser, Reynolds Capital Management, LLC. Mr. Reynolds may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of September 30, 2024.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Frederick L. Reynolds	1	—	2	—	—	—
	$68.4 million	$—	$7.9 million	$—	$—	$—
The portfolio manager is often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.

The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of September 30, 2024.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Frederick L. Reynolds	Membership Interest	Reynolds Capital Management, LLC	Mr. Reynolds is the sole owner of the Adviser, and the net earnings of the Adviser comprise his compensation.
The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of September 30, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund

Frederick L. Reynolds	$100,001 - $500,000
Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Fund pursuant to an administration agreement (the “Administration Agreement”). Fund Services provides certain administrative services to the Fund, including, among other responsibilities, preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission; coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of the Fund’s independent contractors and agents; arranging for the computation of performance data, including net asset value; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, as compensation for its services, Fund Services currently receives from the Fund a fee based on a decreasing percentage of the Fund’s current average daily net assets subject to scheduled breakpoints as the Fund reaches increasing asset levels. Fund Services also is entitled to certain out-of-pocket expenses. The Administrator, Transfer Agent and Custodian are affiliated entities under the common control of Fund Services.
The Administration Agreement may be terminated by either party upon giving 90 days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. Notwithstanding the foregoing, the Administration Agreement may be terminated by any party upon the breach of the other party of any material term of the Administration Agreement if such breach is not cured within 15 days of notice of such breach to the breaching party. The Administration Agreement also provides that Fund Services shall not be liable for any error of judgment or mistake of law except a loss arising out of or relating to its refusal or failure to comply with the terms of the Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under the Administration Agreement.

The following table shows the dollar amount of administration fees paid to Fund Services for the 2024, 2023, and 2022 fiscal years:

Administration Fees Paid During Fiscal Years Ended September 30,
2024	2023	2022
$83,465	$78,135	$87,678
DETERMINATION OF NET ASSET VALUE
The net asset value of the Fund normally will be determined (except as otherwise noted in the succeeding paragraph) as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. If the New York Stock Exchange is not open, then the Fund does not determine its net asset value, and investors may not purchase or redeem shares of the Fund. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day/Washington’s Birthday, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays fall on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. If the New York Stock Exchange closes early on a valuation day, the Fund determines its net asset value as of that time.
The per share net asset value of the Fund is determined by dividing the total value of the Fund’s net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time.
In calculating the net asset value of the Fund, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other securities will generally be valued at the most recent bid price if market quotations are readily available. When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined by the Adviser as the valuation designee appointed by the Board of Directors, in accordance with the Fund’s fair value methodologies, except that debt securities having maturities of 60 days or less may be valued using the amortized cost method. Demand notes, commercial paper and U.S. Treasury bills are valued at amortized cost. The Fund values money market instruments that it holds with remaining maturities of 60 days or less at their amortized cost. Amortized cost is not used if it would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued by the Adviser. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; (d) securities whose value has been impacted by a significant event that occurred before the close of the New York Stock Exchange but after the close of the securities’ primary market; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Adviser may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which it determines its net asset value per share.
DISTRIBUTION OF SHARES
Distributor
Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as principal underwriter (the “Distributor”) for the Fund pursuant to a Distribution Agreement. No affiliated persons of the Fund are affiliated persons of the Distributor. Fund shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. 12b-1 fees are paid pursuant to the Distribution Agreement and the Distribution and Service Plan discussed below. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years. Thereafter, if not terminated, the Distribution Agreement will continue for successive annual periods, subject to annual approval by (a) the Board of Directors or a vote of a majority of the outstanding shares, and (b) by a majority of the Board members who are not interested persons of the Fund or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.
The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.
Distribution and Service Plan
The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b‑1 of the 1940 Act in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing the Adviser with greater flexibility in management. The Plan provides that the Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses and service fees incurred in the current year. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses and service fees under the Plan are authorized by the officers of the Fund, subject to a quarterly review by the Board of Directors of the amounts expended under the Plan and the purposes for which such expenditures were made. To the extent any activity financed by the Plan is one which the Fund may finance without a Rule 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.
The Plan may be terminated by the Fund at any time by a vote of the Independent Directors who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund. Mr. Stauder and Mr. Gilbertson are each currently a Rule 12b-1 Director. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.
While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Fund will be committed to the discretion of the directors of the Fund who are not interested persons of the Fund. The Board of Directors of the Fund must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Fund. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the fiscal year ended September 30, 2024, the Fund incurred distribution costs of $73,082 under the Plan. The following table shows the dollar amounts by category allocated to the Fund for distribution and service-related expenses:

Actual Rule 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended September 30, 2024
Total Dollars Allocated
Advertising/Marketing	$3,744
Printing/Postage	$0
Payment to distributor	$16,248
Payment to dealers	$53,090
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$73,082
Payments to Intermediaries
The Adviser may pay certain broker-dealers and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund (“Payments”). Any Payments made by the Adviser will be made from its own assets and not from the assets of the Fund. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Fund, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund. The Adviser may make Payments for Intermediaries to participate in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. The Adviser may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund. In addition, the Adviser may make Payments to Intermediaries that make shares of the Fund available to their clients or for otherwise promoting the Fund. Payments of this type are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
The Adviser may determine to make Payments based on any number of metrics. For example, the Adviser may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of the Fund in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing.
AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES
The Fund offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund on a regular, convenient basis ($50 minimum per transaction). Under the Automatic Investment Plan, a shareholder’s designated bank or other financial institution debits a preauthorized amount on the shareholder’s account on any date specified by the shareholder monthly or quarterly and applies the amount to the purchase of the Fund shares. If such date is a weekend or holiday, such purchase is made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”). No service fee is currently charged by the Fund for participating in the Automatic Investment Plan. A $25 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder’s account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the purchase application. Shareholders may change the date or amount of investments at any time by writing to or calling Fund Services at 1-800-773-9665. In the event an investor discontinues participation in the Automatic Investment Plan, the Fund reserves the right to redeem the investor’s account involuntarily, by providing 60 days’ notice, if the account’s value is $500 or less.
Shareholders should notify the transfer agent, Fund Services, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date of the next transaction. The transfer agent is unable to debit mutual fund or “pass through” accounts.
The Fund offers a telephone purchase option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, Fund Services must receive your order before the close of regular trading on such date. Most transfers are completed within the same business day. The minimum amount that can be transferred by telephone is $100. To preserve flexibility, the Fund may revise or remove the ability to purchase shares by telephone or may charge a fee for such services, although currently the Fund does not expect to charge a fee.
SYSTEMATIC WITHDRAWAL PLAN
To accommodate the current cash needs of shareholders, the Fund offers a Systematic Withdrawal Plan. A shareholder who owns shares of the Fund worth at least $10,000 at the current net asset value may, by completing an application included as part of the purchase application, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits shares of the Fund with the Company and appoints it as agent to effect redemptions of shares of the Fund held in the account for the purpose of making monthly, quarterly, or annual withdrawal payments of a fixed dollar amount from the account to the shareholder or automatically deposited to a pre-determined bank account. Only bank accounts held at domestic financial institutions that are ACH members can be used for deposits from the Systematic Withdrawal Plan. The Systematic Withdrawal Plan does not apply to shares of the Fund held in individual retirement accounts or in retirement plans.
The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly, quarterly, or annually on any day a shareholder chooses. If that day is a weekend or holiday, such redemption will be made on the next business day. When participating in the Systematic Withdrawal Plan, all income dividends and capital gains distributions payable by the Fund on shares held in such account should be reinvested in additional shares of the Fund, at net asset value. The shareholder may deposit additional Fund shares in his account at any time.
Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying Fund Services in writing prior to the fifteenth day of the month preceding the next payment. Shareholders should notify the transfer agent, Fund Services, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date of the next transaction. The transfer agent is unable to credit mutual fund or “pass through” accounts.
REDEMPTION OF SHARES
If the Board shall determine that it is in the best interests of the shareholders of the Fund, and subject to the Fund’s compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed. If a holder of Fund shares receives a distribution in-kind, he would incur brokerage charges when subsequently converting the securities to cash. For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.
The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.
ABANDONED PROPERTY
It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Upon receiving returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
ALLOCATION OF INVESTMENT OPPORTUNITIES
There may be times when a given investment opportunity is appropriate for some, or all, of the Adviser’s other client accounts. It is the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Fund, over a period of time on a fair and equitable basis.
If the Adviser determines that a particular investment is appropriate for more than one client account, the Adviser may aggregate securities transactions for those client accounts (“block trades”). To ensure that no client account is disadvantaged as a result of such aggregation, the Adviser has adopted policies and procedures to ensure that the Adviser does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Adviser aggregates securities transactions. No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed. Subject to minimum ticket charges, transaction costs are shared in proportion to Client Accounts’ participation.
ALLOCATION OF PORTFOLIO BROKERAGE
Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund’s Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability. The most favorable price to the Fund means the best net price (i.e., the price after giving effect to commissions, if any). Over‑the‑counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker buys a security). In some instances, the Adviser feels that better prices are available from non‑principal market makers who are paid commissions directly.
In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as computer software and hardware, internet access, securities pricing, general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.
Brokerage commissions paid by the Fund are set forth below:

Fiscal Year End	Brokerage Commissions Paid	Total Fair Value of Transactions
2024	$151,557	$312,267,643
2023	$198,225	$449,418,089
2022	$257,692	$750,325,902
None of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2024 were paid to brokers who provided research services to the Adviser.
As of the end of the most recent fiscal year, the Fund did not hold securities of its regular broker dealers as defined by Rule 10b-1 under the 1940 Act.
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.
Fund Services, an affiliate of U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund’s transfer agent and dividend disbursing agent.
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES.” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the

Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters, or any U.S. estate or gift tax consequences.
A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a private foundation; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder whose functional currency is not the U.S. dollars; a shareholder subject to the U.S. federal alternative minimum tax; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The Company has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.
Qualification as a Regulated Investment Company
It is intended that the Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to the Fund even though the Fund is a series of the Company.
In order to qualify as a RIC under the Code, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If the Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, the Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If the Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. However, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation.

Moreover, the Fund may retain for investment all or a portion of their net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, the Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting
The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by the Fund, and thus the Fund’s use of these methods may be subject to IRS scrutiny.
Capital Loss Carry-Forwards
The Fund may carry forward indefinitely a net capital loss to offset its capital gain. The excess of the Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. The Fund cannot carry back or carry forward any net operating losses.
If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future. As of September 30, 2024, the Fund had a late year ordinary loss of $678,574 and did not have a capital loss carryforward or post-October capital loss. The Fund used a short-term capital loss carryforward of $502,791.
Excise Tax
If the Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. The Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Fund is determined to be de minimis).
Taxation of Investments
In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If the Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.
If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by the Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.
If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in derivatives transactions.
The Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Taxable ordinary dividends received and distributed by the Fund on its REIT holdings may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on its federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Without further legislation, the deduction would sunset after 2025. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, the Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund may or may not make such an election.
“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by the Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If the Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, the Fund may be required to recognize income sooner than it otherwise would.
In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement which is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.
Taxation of Distributions
Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. The Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.
Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the Fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.
Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.
Sales and Exchanges of Fund Shares
If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

Corporate Shareholders
Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the deduction under the Foreign Account Tax Compliance Act (“FATCA”) on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.
Foreign Taxes
Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if the Fund qualifies for the election for any year, it may not make the election for such year. If the Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If the Fund does elect to “pass through” its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds’ foreign taxes paid.
Even if the Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements.
If the Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.
In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.
U.S. Federal Income Tax Rates
Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.
In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.
The corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is currently 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.
In addition, noncorporate Fund shareholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income test.
Under the FATCA, U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.
Backup Withholding
The Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), at a rate set under Section 3406 of the Code for U.S. residents of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Fund under certain circumstances.
Foreign Shareholders
For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.
Under legislation that has been available from time to time, the Fund could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as “portfolio interest” and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such “exempt” distributions. Even if the Fund realizes income from such sources, no assurance can be made the Fund would meet such requirements or make such designations. Where Fund shares are held through an intermediary, even if the Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.
Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.
Under FATCA, a withholding tax of 30% will be imposed on dividends on, and the gross proceeds of a disposition of, Fund shares paid to certain foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in the Fund.
Before investing in the Fund’s shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.
Tax-Deferred Plans
Shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of an investment in the Fund.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisors and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations
Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Cost Basis Reporting
In general, the Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.
Recently Enacted Tax Legislation
Under recently enacted tax legislation, the Fund may be required to recognize income sooner than it otherwise would (as described above), which also may result in a change in its methods of tax accounting. The full effects of this tax legislation are not certain. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Fund and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.
The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.
CAPITAL STRUCTURE
The Company’s authorized capital stock consists of 760,000,000 shares of Common Stock, $0.01 par value, of which 40,000,000 shares have been allocated to the Fund and 720,000,000 shares are unallocated. Each share outstanding entitles the holder to one vote.
The shares of the Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of the Fund, together with all income, earnings, profits and proceeds thereof, belong to the Fund and are charged with the liabilities in respect to the Fund. The net asset value per share of the Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on shares of the Fund only out of lawfully available assets belonging to the Fund. In the event of liquidation or dissolution of the Company, the shareholders of the Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to the Fund.
There are no conversion or sinking fund provisions applicable to the shares of the Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently, the holders of more than 50% of the Company’s shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The shares of the Fund are redeemable and are transferable. All shares issued and sold by the Company will be fully paid and nonassessable. Fractional shares of the Fund entitle the holder to the same rights as whole shares of the Fund.
The Company will not issue certificates evidencing the Fund’s shares. Each shareholder’s account will be credited with the number of shares purchased, relieving such shareholder of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of the Fund.
SHAREHOLDER MEETINGS
The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.
The Company’s Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.
Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.
If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.
After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., 8101 East Prentice Avenue, Suite 750, Greenwood Village, Colorado 80111 serves as the independent registered public accounting firm for the Fund and as such, is responsible for auditing the financial statements of the Fund.

DESCRIPTION OF SECURITIES RATINGS
The Fund may invest in publicly‑distributed debt securities assigned one of the highest two (2) ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). The Fund may also invest in commercial paper and commercial paper master notes rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. A brief description of the ratings symbols and their meanings follows.
Standard & Poor’s Bond Ratings. A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.
The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
I.Likelihood of payment ‑ capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.Nature of and provisions of the obligation; and

III.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.
AAA ‑ Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA ‑ Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
Moody’s Bond Ratings. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.
Aaa ‑ Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa ‑ Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:
A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.
Moody’s Commercial Paper Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

REYNOLDS FUNDS
PART C

OTHER INFORMATION

Item 28.    Exhibits.

(a)	Articles of Incorporation.
(i) Registrant’s Articles of Incorporation, as amended, dated April 21, 1988, and are incorporated herein by reference.
(ii)
Articles Supplementary to Articles of Incorporation, dated July 12, 1999, was previously filed with Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A on January 28, 2022, and is incorporated herein by reference.

(b)	By-Laws.
Registrant’s Bylaws, as amended, were previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on January 29, 1998, and are incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders – None.
(d)	Investment Advisory Contracts.
Investment Advisory Agreement between Reynolds Blue Chip Growth Fund, Inc. and Reynolds Capital Management, dated August 10, 1988, and is incorporated herein by reference.
(e)	Underwriting Contracts.
(i)
Distribution Agreement between Reynolds Blue Chip Growth Fund, Inc. and Rafferty Capital Markets, LLC dated December 17, 2012 was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on January 31, 2013 and is incorporated herein by reference.

(ii)
Distribution Agreement between Reynolds Blue Chip Growth Fund, Inc. and Foreside Fund Services, LLC dated March 14, 2022 was previously filed with Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A on January 27, 2023 ans is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.
(g)	Custodian Agreements.
(i)(A)
Custody Agreement between Reynolds Funds, Inc. and U.S. Bank National Association dated November 6, 2008, was previously filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on January 30, 2009, and is incorporated herein by reference.

(i)(B)
First Amendment to the Custody Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC dated January 1, 2013, was previously filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on January 30, 2014, and is incorporated herein by reference.

(i)(C)
Second Amendment to the Custody Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC dated July 1, 2020 (with certain marked omissions that are not material and would likely cause competitive harm if disclosed), and is incorporated herein by reference.

(h)	Other Material Contracts.
(i)
Transfer Agent Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC, dated November 6, 2008, was previously filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on January 30, 2009, and is incorporated herein by reference.

(i)(A)
Addendum to Transfer Agent Servicing Agreement dated May 20, 2009, was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on November 25, 2009, and is incorporated herein by reference.

(i)(B)
First Amendment to the Transfer Agent Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC, dated January 1, 2013 was previously filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on January 30, 2014, and is incorporated herein by reference.

(i)(C)
Second Amendment to the Transfer Agent Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC dated July 1, 2020 (with certain marked omissions that are not material and would likely cause competitive harm if disclosed), and is incorporated herein by reference.

(ii)
Fund Administration Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC dated October 1, 2009, was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on November 25, 2009, and is incorporated herein by reference.

(iii)
First Amendment to the Fund Administration Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC dated January 1, 2013, was previously filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on January 30, 2014, and is incorporated herein by reference.

(iv)
Addendum to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A on January 28, 2019, and is incorporated herein by reference.

(v)
Second Amendment to the Fund Administration Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC dated July 1, 2020 (with certain marked omissions that are not material and would likely cause competitive harm if disclosed), and is incorporated herein by reference.

(vi)
Fund Accounting Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC dated October 1, 2009, was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on November 25, 2009, and is incorporated herein by reference.

(vii)
First Amendment to the Fund Accounting Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC, dated January 1, 2013, was previously filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on January 30, 2014, and is incorporated herein by reference.

(viii)
Second Amendment to the Fund Accounting Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC dated July 1, 2020 (with certain marked omissions that are not material and would likely cause competitive harm if disclosed), and is incorporated herein by reference.

(ix)
Blue Sky Registration Agreement between Reynolds Funds, Inc. and Quasar Distributors, LLC, dated October 1, 2009 was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on November 25, 2009, and is incorporated herein by reference.

(i)	Legal Opinion.
Opinion of Foley & Lardner LLP, counsel for Registrant — filed herewith.
(j)	Other Opinions.
Consent of Independent Registered Public Accounting Firm — filed herewith.
(k)	Omitted Financial Statements – None.
(l)	Initial Capital Agreements.
Subscription Agreement, and is incorporated herein by reference.
(m)	Rule 12b-1 Plan.
Reynolds Funds 12b-1 Plan was previously filed with Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A on January 28, 2022, and is incorporated herein by reference.
(n)	Rule 18f-3 Plan – None.
(o)	Reserved.
(p)	Code of Ethics.
(i) Code of Ethics of Reynolds Funds, Inc. and Reynolds Capital Management dated May 22, 2015, and is incorporated herein by reference.
(ii) Code of Ethics of Foreside Fund Services, LLC - not applicable per Rule 17j-1(c)(3).

Item 29. Persons Controlled by or Under Common Control with Registrant.

The Registrant is not controlled by any person. Registrant neither controls any person nor is any person under common control with Registrant.

Item 30. Indemnification.

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted a bylaw respecting indemnification of its corporate representatives. The general effect of this bylaw may be to reduce the circumstances under which a director or officer may be required to bear the economic burden of their liabilities and expenses. The following bylaw is in full force and effect and has not been modified or cancelled:

    2

Article VI
GENERAL PROVISIONS

Section 7. Indemnification.

A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate
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representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G. “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

With respect to the Registrant’s investment adviser (the “Adviser”), the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-23561), as amended and updated. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Information with respect to Mr. Reynolds is incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

Item 32. Principal Underwriter.

(a) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.AdvisorShares Trust
8.AFA Private Credit Fund
9.AGF Investments Trust
10.AIM ETF Products Trust
11.Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.AlphaCentric Prime Meridian Income Fund
13.American Century ETF Trust
14.Amplify ETF Trust
15.Applied Finance Dividend Fund, Series of World Funds Trust
16.Applied Finance Explorer Fund, Series of World Funds Trust
17.Applied Finance Select Fund, Series of World Funds Trust
18.ARK ETF Trust
19.ARK Venture Fund
20.Bitwise Funds Trust
21.Bluestone Community Development Fund
22.BondBloxx ETF Trust
23.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
24.Bridgeway Funds, Inc.
25.Brinker Capital Destinations Trust
26.Brookfield Real Assets Income Fund Inc.
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27.Build Funds Trust
28.Calamos Convertible and High Income Fund
29.Calamos Convertible Opportunities and Income Fund
30.Calamos Dynamic Convertible and Income Fund
31.Calamos Global Dynamic Income Fund
32.Calamos Global Total Return Fund
33.Calamos Strategic Total Return Fund
34.Carlyle Tactical Private Credit Fund
35.Cascade Private Capital Fund
36.Catalyst Strategic Income Opportunities Fund
37.CBRE Global Real Estate Income Fund
38.Center Coast Brookfield MLP & Energy Infrastructure Fund
39.Clifford Capital Partners Fund, Series of World Funds Trust
40.Cliffwater Corporate Lending Fund
41.Cliffwater Enhanced Lending Fund
42.Cohen & Steers Infrastructure Fund, Inc.
43.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
44.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
45.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
46.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
49.Davis Fundamental ETF Trust
50.Defiance Connective Technologies ETF, Series of ETF Series Solutions
51.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
52.Defiance Next Gen H2 ETF, Series of ETF Series Solutions
53.Defiance Quantum ETF, Series of ETF Series Solutions
54.Denali Structured Return Strategy Fund
55.Dividend Performers ETF, Series of Listed Funds Trust
56.Dodge & Cox Funds
57.DoubleLine ETF Trust
58.DoubleLine Income Solutions Fund
59.DoubleLine Opportunistic Credit Fund
60.DoubleLine Yield Opportunities Fund
61.DriveWealth ETF Trust
62.EIP Investment Trust
63.Ellington Income Opportunities Fund
64.ETF Opportunities Trust
65.Evanston Alternative Opportunities Fund
66.Exchange Listed Funds Trust
67.Exchange Place Advisors Trust
68.FlexShares Trust
69.Forum Funds
70.Forum Funds II
71.Forum Real Estate Income Fund
72.Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
73.Grayscale Future of Finance ETF, Series of ETF Series Solutions
74.Guinness Atkinson Funds
75.Harbor ETF Trust
76.Harris Oakmark ETF Trust
77.Hawaiian Tax-Free Trust
78.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
79.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
80.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
81.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
82.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
83.IDX Funds
84.Innovator ETFs Trust
85.Ironwood Institutional Multi-Strategy Fund LLC
86.Ironwood Multi-Strategy Fund LLC
87.Jensen Quality Growth ETF, Series of Trust for Professional Managers
88.John Hancock Exchange-Traded Fund Trust
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89.Kurv ETF Trust
90.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
91.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
92.Mairs & Power Growth Fund, Series of Trust for Professional Managers
93.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
94.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
95.Manor Investment Funds
96.Milliman Variable Insurance Trust
97.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
98.Morgan Stanley ETF Trust
99.Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
100.Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
101.Morningstar Funds Trust
102.Mutual of America Investment Corporation
103.NEOS ETF Trust
104.Niagara Income Opportunities Fund
105.NXG Cushing® Midstream Energy Fund
106.Opal Dividend Income ETF, Series of Listed Funds Trust
107.OTG Latin American Fund, Series of World Funds Trust
108.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
109.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
110.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
111.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
112.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
113.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
114.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
115.Palmer Square Funds Trust
116.Palmer Square Opportunistic Income Fund
117.Partners Group Private Income Opportunities, LLC
118.Performance Trust Mutual Funds, Series of Trust for Professional Managers
119.Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers
120.Perkins Discovery Fund, Series of World Funds Trust
121.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
122.Plan Investment Fund, Inc.
123.Point Bridge America First ETF, Series of ETF Series Solutions
124.Precidian ETFs Trust
125.Preferred-Plus ETF, Series of Listed Funds Trust
126.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
127.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
128.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
129.Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
130.Renaissance Capital Greenwich Funds
131.Reynolds Funds, Inc.
132.RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
133.RiverNorth Patriot ETF, Series of Listed Funds Trust
134.RMB Investors Trust
135.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
136.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
137.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
138.Roundhill Cannabis ETF, Series of Listed Funds Trust
139.Roundhill ETF Trust
140.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
141.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
142.Roundhill Video Games ETF, Series of Listed Funds Trust
143.Rule One Fund, Series of World Funds Trust
144.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
145.Six Circles Trust
146.Sound Shore Fund, Inc.
147.SP Funds Trust
148.Sparrow Funds
149.Spear Alpha ETF, Series of Listed Funds Trust
150.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
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151.STF Tactical Growth ETF, Series of Listed Funds Trust
152.Strategic Trust
153.Strategy Shares
154.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
155.Tekla World Healthcare Fund
156.Tema ETF Trust
157.The 2023 ETF Series Trust
158.The 2023 ETF Series Trust II
159.The Cook & Bynum Fund, Series of World Funds Trust
160.The Community Development Fund
161.The Finite Solar Finance Fund
162.The Private Shares Fund
163.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
164.Third Avenue Trust
165.Third Avenue Variable Series Trust
166.Tidal ETF Trust
167.Tidal Trust II
168.Tidal Trust III
169.TIFF Investment Program
170.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
171.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
172.Timothy Plan International ETF, Series of The Timothy Plan
173.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
174.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
175.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
176.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
177.Total Fund Solution
178.Touchstone ETF Trust
179.T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
180.T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
181.T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
182.T-Rex 2x Long Ether Daily Target ETF
183.TrueShares Active Yield ETF, Series of Listed Funds Trust
184.TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
185.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
186.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
187.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
188.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
189.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
190.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
191.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
192.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
193.TrueShares Structured Outcome (May) ETF, Listed Funds Trust
194.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
195.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
196.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
197.TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
198.U.S. Global Investors Funds
199.Union Street Partners Value Fund, Series of World Funds Trust
200.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
201.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
202.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
203.Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
204.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
205.Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
206.VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
207.VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
208.VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
209.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
210.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
211.VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
212.VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
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213.VictoryShares Free Cash Flow Growth ETF, Series of Victory Portfolios II
214.VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II
215.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
217.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
218.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
219.VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
220.VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
221.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
222.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
223.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
225.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
226.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
227.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
228.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
229.VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
230.VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
231.VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II
232.VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II
233.VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
234.Virtus Stone Harbor Emerging Markets Income Fund
235.Volatility Shares Trust
236.WEBs ETF Trust
237.West Loop Realty Fund, Series of Investment Managers Series Trust
238.Wilshire Mutual Funds, Inc.
239.Wilshire Variable Insurance Trust
240.WisdomTree Digital Trust
241.WisdomTree Trust
242.XAI Octagon Floating Rate & Alternative Income Term Trust

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland ME 04101	Vice President and Chief Compliance Officer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland ME 04101	Financial and Operations Principal and Chief Financial Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None

    (c) Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following locations:

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Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	Reynolds Capital Management, LLC 125 East Harmon Avenue #102 Las Vegas, NV 89109

Item 34. Management Services Not Discussed in Parts A and B.

None.

Item 35. Undertakings.

Registrant undertakes to provide its Annual Report to shareholders upon request without charge to each person to whom a prospectus is delivered.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas and State of Nevada on January 28, 2025.

REYNOLDS FUNDS, INC.
(Registrant)

By:/s/ Frederick L. Reynolds
    Frederick L. Reynolds
    President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ Frederick L. Reynolds Frederick L. Reynolds	Principal Executive, Financial and Accounting Officer and Director	January 28, 2025
/s/ Robert E. Stauder Robert E. Stauder	Director	January 28, 2025
/s/ Thomas F. Gilbertson Thomas F. Gilbertson	Director	January 28, 2025

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